CitiStreet Funds, Inc.
Exhibit 77C
Matters submitted to vote of securities holder

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On  July  30,  2002,  the  registrant  held  a  shareholder   meeting  at  which
shareholders approved two proposals. Proposal 1 approved a new subadvisory agreement for the Large Company Stock Fund. Proposal 2 revised the fundamental investment restrictions for the Funds. Additional information is included in the definitive proxy statement for the registrant filed on June 20, 2002, which is incorporated herein by reference. The vote reports are set forth below.

Proposal No. 1, the results were as follows:

CitiStreet Large Company Stock Fund, with the total number of shares outstanding as 46,009,294.012:

FOR:            40,918,931.046
AGAINST:        1,286,242.128
ABSTAIN:        1,584,003.032

Proposal 2(a), as to which each Fund voted separately, the results were as follows:

CitiStreet International Stock Fund, with the total number of shares outstanding as 31,340,638.858:

FOR:            27,167,609.471
AGAINST:        1,183,858.979
ABSTAIN:        1,512,301.820

CitiStreet Small Company Stock Fund, with the total number of shares outstanding as 25,055,428.804:

FOR:            21,781,804.566
AGAINST:        1,163,748.384
ABSTAIN:        1,294.815.225

CitiStreet Large Company Stock Fund, with the total number of shares outstanding as 46,009,294.012:

FOR:            40,206,803.112
AGAINST:        1,501,995.172
ABSTAIN:        2,080,377.923

CitiStreet Diversified Bond Fund, with the total number of shares outstanding as 50,178,268.855:

FOR:            43,570,094.579
AGAINST:        1,784,660.808
ABSTAIN:        2,104,613.366

Proposal 2(b), as to which each Fund voted separately, the results were as follows:

CitiStreet International Stock Fund, with the total number of shares outstanding as 31,340,638.858:

FOR:            26,701,314.928
AGAINST:        1,481,086.722
ABSTAIN:        1,681,368.621

CitiStreet Small Company Stock Fund, with the total number of shares outstanding as 25,055,428.804:

FOR:            21,240,497.600
AGAINST:        1,519,551.406
ABSTAIN:        1,480,319.168

CitiStreet Large Company Stock Fund, with the total number of shares outstanding as 46,009,294.012:

FOR:            40,206,803.112
AGAINST:        1,501,995.172
ABSTAIN:        2,080,377.923

CitiStreet Diversified Bond Fund, with the total number of shares outstanding as 50,178,268.855:

FOR:            42,433,057.562
AGAINST:        2,496,940.634
ABSTAIN:        2,529,370.557


Proposal 2(c), as to which each Fund voted separately, the results were as follows:

CitiStreet International Stock Fund, with the total number of shares outstanding as 31,340,638.858:

FOR:            26,506,362.898
AGAINST:        1,515,135.270
ABSTAIN:        1,842,272.102

CitiStreet Small Company Stock Fund, with the total number of shares outstanding as 25,055,428.804:

FOR:            21,143,161.170
AGAINST:        1,524,534.264
ABSTAIN:        1,572,672.740

CitiStreet Large Company Stock Fund, with the total number of shares outstanding as 46,009,294.012:

FOR:            38,969,223.363
AGAINST:        2,042,366.690
ABSTAIN:        2,777,586.154

CitiStreet Diversified Bond Fund, with the total number of shares outstanding as 50,178,268.855:

FOR:            42,216,472.207
AGAINST:        2,328,754.074
ABSTAIN:        2,914,142.473

Proposal 2(d), as to which each Fund voted separately, the results were as follows:

CitiStreet International Stock Fund, with the total number of shares outstanding as 31,340,638.858:

FOR:            26,488,018.237
AGAINST:        1,628,759.394
ABSTAIN:        1,746,992.640

CitiStreet Small Company Stock Fund, with the total number of shares outstanding as 25,055,428.804:

FOR:            21,043,370.872
AGAINST:        1,614,176.396
ABSTAIN:        1,582,820.906

CitiStreet Large Company Stock Fund, with the total number of shares outstanding as 46,009,294.012:

FOR:            38,807,169.511
AGAINST:        2,084,559.374
ABSTAIN:        2,897,447.321

CitiStreet Diversified Bond Fund, with the total number of shares outstanding as 50,178,268.855:

FOR:            42,072,795.486
AGAINST:        2,482,750.087
ABSTAIN:        2,900,823.180

Proposal 2(e), as to which each Fund voted separately, the results were as follows:

CitiStreet International Stock Fund, with the total number of shares outstanding as 31,340,638.858:

FOR:            26,027,650.870
AGAINST:        2,027,834.734
ABSTAIN:        1,808,284.668

CitiStreet Small Company Stock Fund, with the total number of shares outstanding as 25,055,428.804:

FOR:            20,667,512.663
AGAINST:        1,947,974.341
ABSTAIN:        1,624,881.171

CitiStreet Large Company Stock Fund, with the total number of shares outstanding as 46,009,294.012:

FOR:            38,333,424.246
AGAINST:        2,755,777.501
ABSTAIN:        2,699,974.460

CitiStreet Diversified Bond Fund, with the total number of shares outstanding as 50,178,268.855:

FOR:            41,478,289.186
AGAINST:        3,116,495.576
ABSTAIN:        2,864,583.991

Proposal 2(f), as to which each Fund voted separately, the results were as follows:

CitiStreet International Stock Fund, with the total number of shares outstanding as 31,340,638.858:

FOR:            26,347,292.888
AGAINST:        1,736,108.013
ABSTAIN:        1,780,369.370

CitiStreet Small Company Stock Fund, with the total number of shares outstanding as 25,055,428.804:

FOR:            20,814,249.273
AGAINST:        1,812,889.222
ABSTAIN:        1,613,229.679

CitiStreet Large Company Stock Fund, with the total number of shares outstanding as 46,009,294.012:

FOR:            38,590,810.554
AGAINST:        2,593,539.137
ABSTAIN:        2,604,826.516

CitiStreet Diversified Bond Fund, with the total number of shares outstanding as 50,178,268.855:

FOR:            41,995,369.624
AGAINST:        2,705,924.163
ABSTAIN:        2,758,074.966

Proposal 2(g), as to which each Fund voted separately, the results were as follows:

CitiStreet International Stock Fund, with the total number of shares outstanding as 31,340,638.858:

FOR:            27,150,953.321
AGAINST:        1,108,158.989
ABSTAIN:        1,604,657.961

CitiStreet Small Company Stock Fund, with the total number of shares outstanding as 25,055,428.804:

FOR:            21,702,847.432
AGAINST:        1,029,083.994
ABSTAIN:        1,508,436.748

CitiStreet Large Company Stock Fund, with the total number of shares outstanding as 46,009,294.012:

FOR:            40,083,796.297
AGAINST:        1,322,382.785
ABSTAIN:        2,382,997.124

CitiStreet Diversified Bond Fund, with the total number of shares outstanding as 50,178,268.855:

FOR:            43,255,582.962
AGAINST:        1,749,813.732
ABSTAIN:        2,453,972.059

Proposal 2(h), as to which each Fund voted separately, the results were as follows:

CitiStreet International Stock Fund, with the total number of shares outstanding as 31,340,638.858:

FOR:            26,355,117.964
AGAINST:        1,582,300.130
ABSTAIN:        1,926,352.177

CitiStreet Small Company Stock Fund, with the total number of shares outstanding as 25,055,428.804:

FOR:            20,907,381.781
AGAINST:        1,627,788.144
ABSTAIN:        1,705,198.250

CitiStreet Large Company Stock Fund, with the total number of shares outstanding as 46,009,294.012:

FOR:            38,523,116.142
AGAINST:        2,373,961.565
ABSTAIN:        2,892,098.500

CitiStreet Diversified Bond Fund, with the total number of shares outstanding as 50,178,268.855:

FOR:            41,836,648.986
AGAINST:        2,562,877.978
ABSTAIN:        3,059,841.789
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